Net Loss Per Share (Tables)	9 Months Ended
Dec. 31, 2017
Earnings Per Share [Abstract]
Dilutive Ordinary Shares Excluded from Calculation of Diluted Weighted Average Shares Outstanding

The following potentially dilutive ordinary share equivalents have been excluded from the calculation of diluted weighted-average shares outstanding for the three and nine months ended December 31, 2017 and 2016 as their effect would have been anti-dilutive for the periods presented:

	Three months ended December 31,		Nine months ended December 31,
	2017	2016	2017	2016
Share options outstanding	7,299	7,802	7,299	7,802
Unvested restricted share units	34	30	34	30